SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 6, 2002

                      AMERICAN BIOGENETIC SCIENCES, INC.
            ------------------------------------------------------
            (Exact Name Of Registrant As Specified In Its Charter)

                                    Delaware
            ------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

               0-19041                                 11-2655906
         ------------------------         ------------------------------------
         (Commission File Number)         (I.R.S. Employer Identification No.)

    1375 Akron Street, Copiague, New York                  11726
   ----------------------------------------              ----------
   (Address of Principal Executive Offices)              (Zip Code)

                                 (631) 789-2600
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

ITEM 5.     OTHER EVENTS

      James H. McLinden, Ph.D., Senior Vice President and Chief Scientific Officer of the Company, has been appointed by the Company's Board of Directors to the positions of President and Chief Operating Officer in addition to Chief Scientific Officer. Dr. McLinden replaces Josef C. Schoell as President and Chief Operating Officer. Dr. McLinden will also serve as a member of the Board of Directors. Mr. Schoell will continue to serve as a member of the Board of Directors. The Company's press release dated May 6, 2002 with respect thereto is filed as Exhibit 99.1 to this Report.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

99.1  Press release dated May 6, 2002



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    AMERICAN BIOGENETIC SCIENCES, INC.

Dated:  May 6, 2002

                                    By:  /s/ James H. McLinden
                                       --------------------------------------
                                         James H. McLinden, Ph.D.
                                         President, Chief Operating Officer and
                                         Chief Scientific Officer

Page 2